Related Party Transactions - Compensation of Key Management Personnel (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure Of Amounts Incurred By Entity For Provision Of Key Management Personnel Services Provided By Separate Management Entities [Abstract]
Short-term employee benefits	$ 3,900	$ 3,344	$ 3,382
Post-employment benefits	103	100	87
Termination benefits	43	103	80
Total compensation paid to key management personnel	$ 4,046	$ 3,547	$ 3,549